UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2003


                           Bigstar Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      000-26793                      13-3995258
----------------                -------------                -------------------
 State or other                  (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)

     P.O. Box 999, Peck Slip Station, New York, NY              10038
  --------------------------------------------------         -----------
       (Address of Principal Executive Offices)               (Zip Code)


                                 (516) 741-8999
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                 19 Fulton Street, 4th Floor, New York, NY 10038
             ------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On March 4, 2003, the Board of Directors of Bigstar Entertainment, Inc. (the "Company") as more fully described in the press release included in this report as Exhibit 99.1, determined that it was in the best interests of the Company to deregister as reporting company under the Securities Exchange Act of 1934, as amended. Accordingly, Grant Thornton, LLP, has resigned as the Company's independent public accountants effective March 14, 2003.

Grant Thornton, LLP was hired as the Company's independent public accounts effective August 7, 2001 (the "Engagement Date"). The report of Grant Thornton on the financial statements of the Company for the past fiscal year contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for the uncertainty paragraph regarding the Company's ability to continue as a going concern as noted in the report on the Company's financial statements for the year ended December 31, 2001.

In connection with its audit of the financial statements for the year ending December 30, 2001 and the unaudited financial statements through September 30, 2002, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to such disagreements in their report on the financial statements for such year.

The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated March 17, 2003, is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) None
(b) None
(c) Exhibits
        16.1 Letter addressed to the Securities and Exchange Commission from Grant Thornton, LLP
        99.1    Press release dated March 13, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIGSTAR ENTERTAINMENT, INC.



Dated:  March 17, 2003                  By: /s/ DAVID FRIEDENSOHN
                                            -----------------------------
                                                David Friedensohn
                                        Title:  Chief Executive Officer
                                                (Principal Executive Financial
                                                and Accounting Officer)